Filed Pursuant to Rule 497(d)

Morgan Stanley Portfolios, Series 56

Quality Dividend Strategy, Series 4

Supplement to the Prospectus

As a result of a previously announced spinoff, on April 11, 2022, holders of AT&T, Inc. (“T”) shares received 0.241917 shares of Warner Brothers Discovery, Inc. (“WBD”) common stock for each share of T common stock held as of the close of business on April 8, 2022.

Notwithstanding anything to the contrary in the Trust’s Prospectus, the Trust now holds, and will continue to purchase, shares of both T and WBD.

Supplement Dated: April 14, 2022